IDEX II SERIES FUND
                               WRITTEN INSTRUMENT


     Pursuant to Section 9.2 of Article IX of the Restatement of Declaration of Trust dated as of August 30, 1991 ("Declaration of Trust") of IDEX II Series Fund (the "Fund"), the Trustees have authority to amend the Declaration of Trust for the purpose of changing the name of the Fund.

     The undersigned, constituting a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, do hereby acknowledge that the following resolutions were adopted at a meeting of the Board of Trustees of the Fund duly called and held on May 22, 1996, and do hereby acknowledge that this Written Instrument effects and evidences an amendment to the Declaration of Trust reflecting that the name of the Fund known as "IDEX II Series Fund" shall be changed to "IDEX Series Fund," effective September 20, 1996.

     WHEREAS, pursuant to Section 9.2 of Article IX of Fund II's Declaration of Trust, the Trustees have the authority to amend the Declaration of Trust of Fund II for the purpose of changing the name of Fund II;

     WHEREAS, the Board of Trustees desires to change the name of Fund II from "IDEX II Series Fund" to "IDEX Series Fund"; and

     WHEREAS, it is presently contemplated that the name change of IDEX II Series Fund to IDEX Series Fund will become effective upon the closing date of and is subject to the closing of the Reorganization;

     NOW THEREFORE BE IT

     RESOLVED, that the name of Fund II be changed to "IDEX Series Fund", or such other name as the officers of Fund II shall determine, by execution of an instrument in accordance with Section 9.2 of Article IX of the Declaration of Trust of Fund II, such instrument to be made effective upon the closing date of and subject to the closing of the Reorganization; and

     FURTHER RESOLVED, that the appropriate officers shall be, and they hereby are, authorized and directed to take all steps necessary and appropriate to accomplish and effectuate the change of name of Fund II.

     The undersigned agree and consent that this Written Instrument may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated as of September 20, 1996.




           /s/                                         /s/
_____________________________                _____________________________
  John R. Kenney                              Peter R. Brown


          /s/                                          /s/
_____________________________                _____________________________
  James L. Churchill                          G. John Hurley


          /s/                                          /s/
_____________________________                _____________________________
  William W. Short, Jr.                       Daniel Calabria


          /s/                                          /s/
_____________________________                _____________________________
  Charles C. Harris                          Jack E. Zimmerman



          /s/
_____________________________
   Julian A. Lerner

                               IDEX II SERIES FUND
                                   CERTIFICATE


     Pursuant to Section 2.1.(y) of Article II of the Restatement of Declaration of Trust dated as of August 30, 1991 ("Declaration of Trust") of the IDEX II Series Fund (the "Fund"), the Trustees have authority to establish separate and distinct Series of the Fund with separately defined investment objectives and policies and distinct investment purposes, with such rights and preferences as are set forth in Article V of the Fund's Declaration of Trust. Pursuant to
Section 2.1.(z) of Article II of the Declaration of Trust, the Trustees have authority to allocate assets, liabilities and expenses of the Fund to a particular series and liabilities and expenses to a particular Class thereof, or to apportion the same among two of more Series or Classes, as applicable, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely by that Series or Class as set forth in Article V of the Fund's Declaration of Trust. The undersigned, constituting a majority of the Trustees of the Fund, including a majority of the Trustees who are not interested persons of the Fund, do hereby acknowledge that the following resolutions were adopted at a meeting of the Trustees duly called and held on September 19, 1994, and do hereby acknowledge that this Certificate effects and evidences an amendment to the Declaration of Trust reflecting the establishment of such Series and Classes, pursuant to Section 9.2.(b) of Article IX of the Declaration of Trust. WHEREAS, the Board of Trustees desires to establish four new portfolios of the IDEX II Series Fund (the "Fund"); and

     WHEREAS, the Fund is a Massachusetts business trust; and

     WHEREAS, the Trustees have authority to issue shares of IDEX II Balanced Portfolio, IDEX II Mid-Cap Portfolio, IDEX II Aggressive Growth Portfolio and IDEX II Equity-Income Portfolio (individually, the "Portfolio" and collectively, the "Portfolios"), with such rights and preferences as are set forth in the Fund's Declaration of Trust;

     NOW THEREFORE BE IT,

     RESOLVED, that four new series of the Fund be, and they hereby are, established and designated, to be known as IDEX II Balanced Portfolio, IDEX II Mid-Cap Portfolio, IDEX II Aggressive Growth Portfolio and IDEX II Equity-Income Portfolio (or by such other names as the officers of the Fund shall determine, subject to ratification by the Board of Trustees), respectively; and

     FURTHER RESOLVED, that the principal investment objectives of the four new Portfolios shall be substantially those investment objectives as presented to the Trustees for each such Portfolio at this meeting; and

     FURTHER RESOLVED, that the appropriate officers of the Fund be, and they hereby are, authorized and directed to take all steps necessary and appropriate to accomplish and effectuate the establishment of such new series; and

     FURTHER RESOLVED, that the appropriate officers of the Fund be, and they hereby are, authorized and directed to file with the Commonwealth of Massachusetts on behalf of IDEX II Series Fund, a Certificate for the creation of such new series of IDEX II Series Fund.

     WHEREAS, the Fund has established a multiple class distribution structure pursuant to an Exemptive Order issued by the Securities and Exchange Commission on September 30, 1993;

     WHEREAS, the Trustees have determined that the application of such multiple class distribution structure to the Portfolios is in the best interests of each Portfolio and its shareholders;

     NOW THEREFORE BE IT,

     RESOLVED, that an unlimited number of shares of beneficial interest of each Portfolio be, and they hereby are, established as Class A Shares;

     FURTHER RESOLVED, that an unlimited number of shares of beneficial interest of each Portfolio be, and they hereby are, established as Class C Shares;

     FURTHER RESOLVED, that the Class A and C Shares of each Portfolio shall have the same rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, except as follows:

     (1) Expenses related to the distributions of each class of shares shall be borne solely by such class;

     (2) The bearing of such expenses solely by shares of each class shall be appropriately reflected (in the manner determined by the Board of Trustees) in the net asset value, dividend, distribution and liquidation rights of the shares of such class;

     (3) The Class C Shares shall not be subject to a front-end sales charge, while the Class A shares shall be subject to a front-end sales charge as set forth below:

 Amount of Purchase                           Sales Charge as % of Offering
  Less than $25,000.............................................5.50%
  $25,000 but less than $50,000.................................5.00%
  $50,000 but less than $75,000.................................4.50%
  $75,000 but less than $100,000................................4.00%
  $100,000 but less than $250,000...............................3.25%
  $250,000 but less than $500,000...............................2.00%
  $500,000 but less than $1,000,000.............................1.00%
  $1,000,000 or more............................................0.00%

     (4) The Class A and Class C Shares of each Portfolio shall be subject to fees pursuant to Rule 12b-1 under the 1940 Act as set forth in the Class A and Class C Plans of Distribution attached hereto as Exhibits G and H, respectively; and

     (5) Unless otherwise expressly provided in the Restatement of Declaration of Trust of the Fund, on each matter submitted to a vote of shareholders of a Portfolio of the Fund, each holder of a share shall be entitled to one vote for each share outstanding in such holder's name on the books of the respective Portfolio, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single, class, provided, however, that

          (a) as to any matter with respect to which a separate vote of any class or series is required by the 1940 Act, or any rules, regulations or orders issued thereunder, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described below;

          (b) in the event that the separate  vote  requirements  referred to in
     (a) above apply with respect to one or more classes or series, then subject to paragraph (c) below, the share of all other classes and series not entitled to a separate vote shall vote together as a single class; and

          (c) as to any matter which in the judgement of the Board of Trustees (which shall be conclusive) does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the one or more affected classes and series shall be entitled to vote;

     FURTHER RESOLVED, that all shares of each particular class of a Portfolio shall represent an equal proportionate interest in that class and each share of any particular class shall be equal to each other share of the class of that Portfolio, as applicable;

     FURTHER RESOLVED, that the net asset value of the respective Class A and Class C Shares of each Portfolio shall be determined the same time each business day;

     FURTHER RESOLVED, that the appropriate officers of the Fund be, and they hereby are, authorized and directed to take such action as they deem necessary or appropriate to carry out the intent and accomplish the purposes of the foregoing resolutions and to implement those resolutions.

     The undersigned agree and consent to this Certificate being executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated this day, November 8, 1994.



           /s/                                         /s/
_____________________________                _____________________________
  John R. Kenney                              Peter R. Brown


          /s/                                          /s/
_____________________________                _____________________________
  James L. Churchill                          G. John Hurley


          /s/                                          /s/
_____________________________                _____________________________
  William W. Short, Jr.                       Truman H. Sims


          /s/                                          /s/
_____________________________                _____________________________
  Charles C. Harris                          Jack E. Zimmerman

                               IDEX II SERIES FUND







                                 RESTATEMENT OF

                              DECLARATION OF TRUST

                              DATED JANUARY 7, 1986




This restatement is as of August 30, 1991. It sets forth the Declaration of Trust dated January 7, 1986 and reflects the amendments approved by shareholders on April 16, 1991.

                                Table of Contents

                                                                        Page

ARTICLE I -- NAME AND DEFINITIONS.............................................2
           Section 1.1           Name     ....................................2
           Section 1.2           Definitions..................................2

ARTICLE II -- TRUSTEES                    ....................................3

           Section 2.1    Powers..............................................3
           Section 2.2    Legal Title.........................................8
           Section 2.3    Number of Trustees;
                            Term of Office....................................8
           Section 2.4    Qualification of Trustees...........................9
           Section 2.5    Election of Trustees................................9
           Section 2.6    Resignation and Removal.............................9
           Section 2.7    Vacancies...........................................9
           Section 2.8    Committees; Delegation.............................10
           Section 2.9    Action Without a Meeting;
                            Participation by Conference
                            Telephone........................................11
           Section 2.10   By-Laws............................................11
           Section 2.11   No Bond Required...................................11
           Section 2.12   Reliance on Experts, Etc...........................11

ARTICLE III -- CONTRACTS           ..........................................12

           Section 3.1    Distribution Contract..............................12
           Section 3.2    Advisory or Management
                            Contract.........................................12
           Section 3.3    Affiliations of Trustees or
                            Officers, Etc....................................12

ARTICLE IV -- LIMITATION OF LIABILITY;
                           INDEMNIFICATION...................................13

           Section 4.1    No Personal Liability of Share-
                            holders, Trustees, Etc...........................13
           Section 4.2    Execution of Documents; Notice;
                            Apparent Authority...............................13
           Section 4.3    Indemnification of Trustees,
                            Officers, Etc....................................14
           Section 4.4    Indemnification of Shareholders....................15

ARTICLE V -- SHARES OF BENEFICIAL INTEREST...................................15

           Section 5.1    Beneficial Interest................................15
           Section 5.2    Rights of Shareholders.............................15
           Section 5.3    Trust Only.........................................16
                                        i

           Section 5.4    Issuance of Shares.................................16

           Section 5.4.1  General............................................16
           Section 5.4.2  Price..............................................16
           Section 5.4.3  On Merger or Consolidation.........................17
           Section 5.4.4  Fractional Shares..................................17

           Section 5.5    Series or Class....................................17

           Section 5.5.1  Establishment of Series
                              or Class.......................................17
           Section 5.5.2  Assets and Liabilities
                              of Series......................................17

           Section 5.6    Register of Shares.................................18
           Section 5.7    Share Certificates.................................18

           Section 5.7.1  General............................................18
           Section 5.7.2  Loss of Certificates...............................19
           Section 5.7.3  Issuance of New Certificates
                              to Pledgee.....................................19
           Section 5.7.4  Discontinuance of Issuance
                              of Certificates................................19

           Section 5.8    Transfer of Shares.................................19
           Section 5.9    Voting Powers......................................19
           Section 5.10   Meetings of Shareholders...........................20
           Section 5.11   Action Without a Meeting...........................20

ARTICLE VI -- REDEMPTION AND REPURCHASE OF SHARES............................20

           Section 6.1    Redemption of Shares...............................20
           Section 6.2    Price    ..........................................21
           Section 6.3    Payment............................................21
           Section 6.4    Effect of Suspension of Right
                              of Redemption..................................21
           Section 6.5    Repurchase by Agreement............................21
           Section 6.6    Suspension of Right of
                              Redemption.....................................22
           Section 6.7    Involuntary Redemption of
                              Shares; Disclosure of Holding..................22

ARTICLE VII -- DETERMINATION OF NET ASSET VALUE;
                            DISTRIBUTIONS....................................23

           Section 7.1    By Whom Determined.................................23
           Section 7.2    When Determined....................................23
           Section 7.3    Computation of Per Share Net
                              Asset Value....................................23

           Section 7.3.1  Net Asset Value Per Share..........................23
           Section 7.3.2  Value of the Net Assets
                              of the Trust...................................23
                                       ii

           Section 7.4    Interim Determinations.............................25
           Section 7.5    Outstanding Shares.................................25
           Section 7.6    Distributions to Shareholders......................25
           Section 7.7    Power to Modify Foregoing
                              Procedures.....................................26

ARTICLE VIII -- CUSTODIAN....................................................26

           Section 8.1    Appointment and Duties.............................26
           Section 8.2    Action Upon Termination of
                                    Custodian Agreement......................27
           Section 8.3    Central Certificate System, Etc....................27
           Section 8.4    Acceptance of Receipts in Lieu
                              of Certificates................................27

ARTICLE IX -- DURATION; TERMINATION OF TRUST;
                AMENDMENT; MERGERS; OFFICES, ETC.............................28

           Section 9.1    Duration and Termination...........................28
           Section 9.2    Amendment Procedure................................29
           Section 9.3    Merger, Consolidation and
                                    Sale of Assets...........................29
           Section 9.4    Incorporation......................................29
           Section 9.5    Principal Office...................................30
           Section 9.6    Registered Office..................................30
           Section 9.7    Other Offices......................................30

ARTICLE X -- REPORTS TO SHAREHOLDERS.........................................30

ARTICLE XI -- MISCELLANEOUS..................................................31

           Section 11.1   Filing   ..........................................31
           Section 11.2   Governing Law......................................31
           Section 11.3   Counterparts.......................................31
           Section 11.4   Reliance by Third Parties..........................31
           Section 11.5   Provisions in Conflict with
                            Law or Regulations...............................31
           Section 11.6   Section Headings; Interpretation...................32

                                 RESTATEMENT OF

                              DECLARATION OF TRUST

                                       OF

                               IDEX II SERIES FUND



RESTATEMENT OF DECLARATION OF TRUST made this 30th day of August,  1991 by Peter
R. Brown, James L. Churchill, G. John Hurley, John R. Kenney, Robert F. McGrath, William W. Short, Jr., Truman H. Sims and Jack E. Zimmerman ("Trustees").

     WHEREAS, the Trustees desire to establish a trust for the investment and reinvestment of funds contributed thereto; and

     WHEREAS, the Trustees desire that the beneficial interest in the trust assets be divided in transferable shares of beneficial interest, as hereinafter provided;

     NOW, THEREFORE, the Trustees hereby declare that all money and property contributed to the trust established hereunder and all proceeds thereof shall be held and managed in trust for the benefit of the holders, from time to time, of the shares of beneficial interest issued hereunder and subject to the provisions hereof.

                                    ARTICLE I

                              NAME AND DEFINITIONS


     Section 1.1. Name. The name of the trust is "IDEX II SERIES FUND", and as far as may be practicable the Trustees shall conduct the business and activities of the trust created hereby and execute all documents and take all actions under that name or any other name they may from time to time determine, which name (and the word "Trust" whenever used in the Declaration, except where the context requires otherwise) shall refer to the Trustees in their capacity as Trustees, and not individually or personally and shall not refer to the officers, agents, employees or shareholders of the trust created hereby or of such Trustees.

     Section 1.2. Definitions. Wherever they are used herein, the following terms have the following meanings:

     "Affiliated Person" shall have the meaning set forth in Section 2(a)(3) of the 1940 Act.

     "By-Laws" shall mean the By-Laws, if any, adopted pursuant to Section 2.10 hereof, as from time to time amended.

     "Class" shall mean the Class of Shares of a Series of the Trust established in accordance with the provisions of Article V hereof.

     "Commission" shall mean the Securities and Exchange Commission.

     "Custodian" shall mean any Person other than the Trustees who has custody of any Trust Property as required by Section 17(f) of the 1940 Act.

     "Declaration" shall mean this Declaration of Trust as amended from time to time.

     Distributor shall have the meaning set forth in Section 3.1 hereof.

     "Interested Person" shall have the meaning set forth in Section 2(a)(19) of the 1940 Act.

     "Investment  Adviser"  shall  have the  meaning  set forth in  Section  3.2 hereof.

     "Investment Sub-Adviser" shall have the meaning set forth in Section 3.2 hereof.

     "Majority Shareholder Vote" shall mean the vote of a majority of the outstanding voting securities, as defined in Section 2(a)(42) of the 1940 Act.

     "1940 Act" shall mean the Investment Company Act of 1940, as amended, from time to time.

     "Person" shall mean an individual, a company, a corporation, partnership, trust or association, a joint venture, an organization, a business, a firm or other entity, whether or not a legal entity, or a country, state, municipality or other political subdivision or any governmental agency or instrumentality.

     "Principal Underwriter" shall have the meaning set forth in Section 2(a)(29) of the 1940 Act.

     "Series" shall mean the Series of Shares of the Trust established in accordance with the provisions of Article V hereof.

     "Shareholder" shall mean a record owner of Shares.

     "Shares" shall mean the units of interest into which the beneficial interest of each Series or Class thereof shall be divided from time to time and includes fractions of Shares as well as whole Shares (all of the units of interest of a Series or of a single Class may be referred to as "shares" as the context may require).

     "Transfer  Agent"  shall  mean  any  Person  other  than the  Trustees  who
maintains  the  Shareholder   records  of  the  Trust,   such  as  the  list  of
Shareholders, the number of Shares credited to each account, and the like.

     "Trust" shall mean the Massachusetts business trust (the "IDEX II SERIES FUND") established by this Declaration of Trust, as from time to time amended.

     "Trust Property" shall mean any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

     "Trustees" shall mean the individuals who have signed this Declaration of Trust, so long as they shall continue in office in accordance with the terms hereof, and all other individuals who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions of Article II hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his or her capacity or their capacities as trustees hereunder.


                                   ARTICLE II

                                    TRUSTEES

     Section 2.1. Powers. The Trustees, subject only to the specific limitations contained in this Declaration, shall have exclusive and absolute power, control and authority over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, including such power, control and authority to do all such acts and things as in their sole judgment and discretion are necessary, incidental, convenient or desirable for the carrying out of or conducting of the business of the Trust or in order to promote the interests of the Trust, but with such powers of delegation as may be permitted by this Declaration. The enumeration of any specific power, control or authority herein shall not be construed as limiting the aforesaid power, control and authority or any other specific power, control, or authority. The trustees shall have power to conduct and carry on the offices and to exercise any or all of its trust powers and rights, in the Commonwealth of Massachusetts, in the State of Florida, in any other states, territories, districts, colonies and dependencies of the United States and in any foreign countries. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Such power of the Trustees may be exercised without order of or resort to any court.

     Without limiting the foregoing, the Trustees shall have the power:

          (a) To operate as and to carry on the business of an investment company, and to exercise all the powers necessary and appropriate to the conduct of such operations.

          (b) To subscribe for and to invest and reinvest funds in, and hold for investment, the securities (including by not limited to bonds, debentures, time notes, certificates of deposit, commercial paper, bankers' acceptances and all other evidences of indebtedness and shares, stock, subscription rights, warrants, profit-sharing interests or participations and all other contracts for or evidences of equity interests) of any Person and to hold cash uninvested.

          (c) To acquire (by purchase, subscription or otherwise), to trade in and deal in, to sell or otherwise dispose of, to enter into repurchase agreements and firm commitment agreements with respect to, and to lend and to pledge any such securities.

          (d) To acquire (by purchase, subscription or otherwise), to trade in and deal in, to sell or otherwise dispose of, options or futures.

          (e) To exercise all rights, powers and privileges of ownership or interest in all securities included in the Trust Property, including the right to vote, give assent, execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such securities and to delegate, assign, waive or otherwise dispose of any such rights, powers or privileges.

          (f) To exercise powers and rights of subscription or otherwise which in any manner arise out of the Trust's ownership of securities.

          (g) To declare (from interest, dividends or other income received or accrued, from accruals of original issue or other discounts on obligations held, from capital or other profits whether realized or unrealized and from any other lawful sources) dividends and distributions on the Shares and to credit the same to the account of Shareholders, or at the election of the Trustees to accrue income to the account of Shareholders, on such dates (which may be as frequently as every day) as the Trustees may determine. Such dividends, distributions or accruals shall be payable in cash, property or Shares at such intervals as the Trustees may determine at any time in advance of such payment, whether or not the amount of such dividend, distribution or accrual can at the time of declaration or accrual be determined or must be calculated subsequent to declaration or accrual and prior to payment by reference to amounts or other factors not yet determined at the time of declaration or accrual (including but not limited to the amount of a dividend or distribution to be determined by reference to what is sufficient to enable the Trust to qualify as a regulated investment company under the United States Internal Revenue Code or to avoid liability for Federal income tax).

          The power granted by this Subsection (g) shall include, without limitation, and if otherwise lawful, the power (A) to declare dividends or distributions or to accrue income to the account of Shareholders by means of a formula or other similar method of determination whether or not the amount of such dividend or distribution can be calculated at the time of such declaration; (B) to establish record or payment dates for dividends or distributions on any basis, including the power to establish a number of record or payment dates subsequent to the declaration of any dividend or distribution; (C) to establish the same payment date for any number of dividends or distributions declared prior to such date; (D) to provide for payment of dividends or distributions declared and as yet unpaid, or unpaid accrued income, to Shareholders redeeming Shares prior to the payment advance for conditions under which any dividend or distribution may be payable in Shares to all or less than all of the Shareholders.

          (h) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale, lease or otherwise) any property, real, or personal and any interest therein.

          (i) To borrow money, and in this connection to issue notes or other evidences of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting to security interests the Trust Property; and to lend Trust Property.

          (j) To aid by further investment any Person, if any obligation of or interest in such Person is included in the Trust Property or if the Trustees have any direct or indirect interest in the affairs of such Person; to do anything designed to preserve, protect, improve or enhance the value of such obligation or interest; and to endorse or guarantee or become surety on any or all of the contracts, stock, bonds, notes, debentures and other obligations of any such Person; and to mortgage the Trust property or any part thereof to secure any of or all such obligations.

          (k) To promote or aid the incorporation of any organization or enterprise under the law of any country, state, municipality or other political subdivision, and to cause the same to be dissolved, wound up, liquidated, merged or consolidated.

          (l) To enter into joint ventures, general or limited partnerships and any other combinations or associations.

          (m) To purchase and pay for entirely out of Trust Property insurance policies insuring the Shareholders, Trustees, officers, employees and agents of the Trust, the Investment Adviser, the Distributor and dealers or independent contractors of the Trust against all claims and liabilities of every nature arising by reason of holding or having held any such position or by reason of any action taken or omitted by such Person in such capacity, whether or not constituting negligence, to the extent the Trust would have the power, under provisions or applicable law, to indemnify such Person against such liability.

          (n) To establish and carry out pension, profit-sharing, share purchase, share bonus, savings, thrift and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust.

          (o) To the extent permitted by law and determined by the Trustees, to indemnify any Person with whom the Trust has dealings, including, without limitation, the Shareholders, the Trustees, the officers, employees and agents of the Trust, the Investment Adviser, the Distributor, the Transfer Agent, the Custodian and dealers.

          (p) To incur and pay any charges, taxes and expenses which in the opinion of the Trustees are necessary or incidental to or proper for carrying out any of the purposes of this Declaration, and to pay from the funds of the Trust Property to themselves as Trustees reasonable compensation and reimbursement for expenses.

          (q) To prosecute or abandon and to compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes.

          (r) To foreclose any security interest securing any obligations owed to the Trust.

          (s) To exercise the right to consent, and to enter into releases, agreements and other instruments, including, but not limited to, the right to consent or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer any security of which is or was held by the Trust; to consent to any contract, lease, mortgage, purchase or sale of such property by said corporation or issuer, and to pay calls or subscriptions with respect to securities held by the Trust.

          (t) To employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

          (u) To determine and change the fiscal year of the Trust and the method in which its accounts shall be kept.

          (v) To adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

          (w) To take such actions as are authorized or required to be taken by the Trustees pursuant to other provisions of this Declaration.

          (x) In general to carry on any other business in connection with or incidental to any of the objectives and purposes of the Trust, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to take any action incidental or appurtenant to or growing out of or connected with the business, purposes, objects or powers of the Trustees.

          (y) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article V hereof.

          (z) To allocate assets, liabilities and expenses of the Trust to a particular Series and liabilities and expenses to a particular Class thereof, or to apportion the same among two or more Series or Classes, as applicable, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely by that Series or Class as provided for in Article V hereof.

     The foregoing clauses shall be construed both as objects and as powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees.

     The Trustees shall not be limited by any law now or hereafter in effect limiting the investments which may be made or retained by fiduciaries, but they shall have full power and authority to make any and all investment within the limitation of this Declaration that they, in their sole and absolute discretion, shall determine, and without liability for loss even though such investments do not or may not produce income or are of a character or in an amount not considered proper for the investment of trust funds.

     Section 2.2. Legal Title. Legal title to all the Trust Property shall as far as may be practicable be vested in the name of the Trust, which name shall refer to the Trustees in their capacity as Trustees, and not individually or personally, and shall not refer to the officers, agents, employees or Shareholders of the Trust or of the Trustees, provided that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees with suitable reference to their trustee status, or in the name of the Trust, or in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of a custodian or sub-custodian or a nominee or nominees or otherwise. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the termination of the term of office of a Trustee, whether upon such Trustee's resignation or removal, or upon the due election and qualification of his successor or upon the occurrence of any of the events specified in the first sentence of Section 2.7 hereof or otherwise, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     Section 2.3. Number of Trustees; Term of Office. The number of Trustees shall be two, which number may be increased and thereafter decreased from time to time by a written instrument signed by a majority of the Trustees, provided that the number of Trustees shall not be fewer than two nor more than 15. The initial Trustees named in Section 2.5 hereof and each Trustee elected (whenever such election occurs) shall hold office until his successor is elected and qualified or until the earlier occurrence of any of the events specified in the first sentence of Section 2.7 hereof.

     Section 2.4. Qualification of Trustees. Of the total number of Trustees, unless they continue to be limited to the two initial trustees named in Section
2.5 hereof, at least 40% shall be persons who are not Interested Persons of the Trust or of the Distributor, provided that, in the event the Investment Company Act of 1940 requires that a greater percentage of the Trustees not be Interested Persons of the Trust or Distributor, such provision shall apply.

     Section 2.5. Election of Trustees. The initial Trustees shall be Ellen F. Stoutamire and Peter D. Jones, both of whose business address was Suite 800, 600 Cleveland Street, Clearwater, Florida. Trustees may succeed themselves in office. Trustees may be elected at a Shareholders' meeting. At such a Shareholders' meeting, trustees shall be elected by a plurality of the votes validly cast. The election of any Trustee immediately prior thereto shall not become effective, however, until the individual named shall have accepted in writing such election and agreed in writing to be bound by the terms of this Declaration. Trustees need not own Shares.

     Section 2.6. Resignation and Removal. Any Trustee may resign his trust (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered to the Chairman of the Board, or the Secretary or any Assistant Secretary, and such resignation shall be effective upon such delivery, or at any later date specified in the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than two) with cause by the affirmative vote of two-thirds of the remaining Trustees. Upon the resignation or removal of a Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning or removed Trustee. Upon the incapacity or death of any Trustee, his legal representative shall execute and deliver on his behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     Section 2.7. Vacancies. The term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, retirement, resignation or removal (whether pursuant to Section 2.6 hereof or otherwise), bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee. A vacancy shall also occur upon an increase in the number of Trustees in accordance with Section 2.3 hereof. No vacancy shall operate to annul this Declaration or to revoke any existing agency created pursuant to the terms of the Declaration. In the case of an existing vacancy, including a vacancy existing by reason of an increase in the authorized number of Trustees, the remaining Trustees shall, subject to the requirements of Section 2.4 hereof, fill such vacancy by the appointment of such individual as they in their sole and absolute discretion shall see fit, made by a written instrument signed by a majority of the Trustees then in office, provided that immediately after filling any such vacancy (except during the period preceding the initial meeting of Shareholders) at least two-thirds of the Trustees then holding office shall have been elected to such office by the Shareholders. In the event that at any time, other than the time preceding the first Shareholders' meeting, less than a majority of the Trustees holding office at that time were elected by the Shareholders, a meeting of the Shareholders shall be held promptly and in any event within 60 days (unless the Commission shall by order extend such period) for the purpose of electing Trustees to fill any existing vacancies. No such appointment or election shall become effective, however, until the person named shall have accepted in writing such appointment or election and agreed in writing to be bound by the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in this
Section 2.7, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration.

     Section 2.8. Committees; Delegation. The Trustees shall have the power to appoint from their own number, and terminate, any one or more committees consisting of two or more Trustees, including an executive committee which may exercise some or all of the power and authority of the Trustees as the Trustees may determine (including but not limited to the power to determine net asset value and net income), subject to any limitations contained in the By-Laws, and in general to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust such power and authority and the doing of such things and the execution of such instruments, either in the name of the Trust or the names of the Trustees or otherwise, as the Trustees may deem expedient, provided that no committee shall have the power:

     (a) to change the principal office of the Trust;

     (b) to amend the By-Laws;

     (c) to issue Shares;

     (d) to elect or remove from office any Trustee or the Chairman of the Board, the President, the Treasurer or the Secretary of the Trust;

     (e) to increase or decrease the number of Trustees;

     (f) to declare a dividend or other distribution on the Shares;

     (g) to authorize the repurchase of Shares; or

     (h) to authorize any merger, consolidation or sale, lease or exchange of all or substantially all of the Trust Property.

     Section 2.9. Action Without a Meeting; Participation by Conference Telephone. Unless the 1940 Act requires that a particular action must be taken only at a meeting of Trustees, any action required or permitted to be taken at any meeting of the Trustees (or of any committee of the Trustees) may be taken without a meeting if written consent thereto are signed by a majority of the Trustees then in office (or by a majority of the members of such committee) and such written consents are filed with the records of the meetings. Trustees may participate in a meeting of the Trustees (or of any committee of the Trustees) by means of a conference telephone or similar communications equipment if all individuals participating can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

     Section 2.10. By-Laws. The Trustees may adopt By-Laws not inconsistent with this Declaration or law to provide for the conduct of the business of the Trust, and may amend or repeal such By-Laws.

     Section 2.11. No Bond Required. No Trustee shall be obligated to give any bond or other security for the performance of any of his duties hereunder.

     Section 2.12. Reliance on Experts, Etc. Each Trustee, officer, agent and employee of the Trust shall, in the performance of his duties, be fully and completely justified and protected in relying in good faith upon the books of account or other records of the Trust, or upon reports made to the Trustees (a) by any of the officers or employees of the Trust, (b) by the Investment Adviser, the Investment Sub-Adviser, the Distributor, the Custodian or the Transfer Agent, or (c) by any accountants, selected dealers or appraisers or other agents, experts or consultants selected with reasonable care by the Trustees, regardless of whether such agent, expert or consultant may also be a Trustee. The Trustees, officers, agents and employees of the Trust may take advice of counsel with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The exercise by the Trustees of their powers and discretion hereunder and the construction in good faith by the Trustees of the meaning or effect of any provision of this Declaration shall be binding upon everyone interested. A Trustee, officer, agent or employee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.

                                   ARTICLE III

                                    CONTRACTS

     Section 3.1. Distribution Contract. The Trustees may from time to time enter into a distribution contract with another Person (the "Distributor") providing for the sale of Shares, pursuant to which the Trustees may agree to sell the Shares to the Distributor or appoint the Distributor their sales agent for the Shares. Such contract may provide that the Distributor may enter into contracts with other Persons to sell the Shares on behalf of the Distributor and the Trust. Such contract may also provide for the repurchase of Shares by the Distributor as agent of the Trustees and shall contain such terms and conditions, if any, as may be prescribed in the By-Laws and such further terms and conditions not inconsistent with the provisions of this Article III or of the By-Laws as the Trustees may in their discretion determine.

     Section 3.2. Advisory or Management Contract. Subject to approval by a Majority Shareholder Vote, the Trustees may from time to time enter into investment advisory or management contracts with other Persons ("Investment Advisers") pursuant to which such Investment Advisers shall agree to furnish to the Trustees management, investment advisory, statistical and research facilities and services with respect to the Trust or any Series thereof, such contract to contain such other terms and conditions, if any, as may be prescribed in the By-Laws and such further terms and conditions not inconsistent with the provisions of this Article III, the By-Laws or applicable law as the Trustees may in their discretion determine, including the grant of authority to the Investment Adviser to determine what securities shall be purchased or sold by the Trust and what portion of its assets shall be uninvested and to implement its determinations by making changes in the Trust's investments. Such contracts may also provide for the Trust and such Investment Advisers to enter into contracts with Persons ("Investment Sub-Advisers"), pursuant to which management, investment advisory, statistical and research facilities may be supplied to the Trust or any Series thereof and Investment Adviser.

     Section 3.3. Affiliations of Trustees or Officers, Etc. The fact that any Shareholder, trustee, officer, agent or employee of the Trust is a shareholder, member, director, officer, partner, trustee, employee, manager, adviser or distributor of or for any Person of or for any parent or affiliate of any Person with which an investment advisory or management contract, principal underwriter or distributor contract or custodian, transfer agent, disbursing agent or similar agency contract may have been or may hereafter be made, or that any such Person, or any parent or affiliate thereof, is a Shareholder of or has any other interest in the Trust, or that any such Person also has any one or more similar contracts with one or more other such Persons, or has other businesses or interests, shall not affect the validity of any such contract made or that may hereafter be made with the Trustees or disqualify any Shareholder, Trustee, officer, agent or employee of the Trust from voting upon or executing the same or create any liability or accountability to the Trustees, the Trust, any Series or the Shareholders.


                                   ARTICLE IV

                    LIMITATION OF LIABILITY; INDEMNIFICATION

     Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. No Shareholder shall be subject to any personal liability whatsoever in connection with Trust Property or the acts, obligations or affairs of the Trust or a particular Series. All Persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, nor any other Series shall be personally liable therefor. The Trustees shall not be responsible or liable in any event for any neglect or wrong doing of any officer, employee or agent (including, without limitation, the Investment Adviser, any Investment Sub-Adviser, the Distributor, the Custodian and the Transfer Agent) of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee. Nothing in this Declaration shall, however, protect any Trustee, officer, employee or agent of the Trust against any liability to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Section 4.2. Execution of Documents; Notice; Apparent Authority. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust, any Series or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts and shall recite that the obligations of such instruments are binding only upon the assets and property of the Trust or the particular Series in question, but the omission thereof shall not operate to bind any Trustees, Shareholders or officers, employees and agents of the Trust individually. No purchaser, lender, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by such officer, employee or agent or make inquiry concerning or be liable for the application of money or property paid, loaned or delivered to or on the order of the Trustees or of such officer, employee or agent.

     Section 4.3. Indemnification of Trustees, Officers, Etc. The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust, provided that no individual shall be indemnified hereunder against any liability to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, and provided further that as to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such compromise is in the best interests of the Trust and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to the indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a Majority Shareholder Vote (excluding Shares owned of record or beneficially by such individual); and provided that as to any matter disposed of without a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Trustees may make advance payments out of the assets belonging to the applicable Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3, provided that the indemnified Trustee, officer, employee or agent shall have given a written undertaking to reimburse the applicable Series in the event it is subsequently determined that he or she is not entitled to such indemnification and provided further that (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking or (b) the Trust shall be insured against losses arising by reason of lawful advances or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that an indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

     Section 4.4. Indemnification of Shareholders. In case any Shareholder or former Shareholder of any Series of the Trust shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of acts or omission or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representative or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series of the Trust to be held harmless from and indemnified against all loss and expense, including legal expenses reasonably incurred, arising from such liability. The rights accruing to a Shareholder under this Section 4.4 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein out of the assets belonging to the applicable Series of the Trust.

                                    ARTICLE V

                          SHARES OF BENEFICIAL INTEREST

     Section 5.1. Beneficial Interest. The interest of the beneficiaries hereunder shall be divided into transferable Shares of one or more distinct Series or Classes thereof, without par value. The number of shares of beneficial interest authorized hereunder is unlimited.

     Section 5.2. Rights of Shareholders. Shares shall be deemed to be personal property giving only the rights provided in this Declaration. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The ownership of the Trust Property and the right to conduct any business herein before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interest of the Trust nor can they be called upon to share or assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor to entitle the legal representative of such Shareholder to an accounting or to take any action in any court or otherwise against other Shareholders or the Trustees or the Trust Property, but only to the rights of such Shareholder hereunder. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights.

     Section 5.3. Trust Only. The Trust shall be of the type commonly termed a Massachusetts business trust. It is the intention of the Trustees to create only the relationship of the Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in this Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     Section 5.4. Issuance of Shares.

     Section 5.4.1. General. The Trustees may from time to time without vote of the Shareholders issue and sell or cause to be issued and sold Shares, except that only Shares previously contracted to be sold may be issued during any period when the right of redemption is suspended pursuant to the provision of
Section 6.6 hereof. The Trustees shall have full power and authority without obtaining prior authorization or vote of the Shareholders to classify or reclassify any unissued Shares into one or more Series or Classes of Shares, to abolish any one or more Series or Classes of Shares or to divide the Shares of any Series into Classes. If the Shares of a Series are divided into Classes, each such Class shall represent interests in the assets of a Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to that Class of a Series may be borne solely by such Class as shall be determined by the Trustees and a Class of a Series may have exclusive voting rights with respect to matters affecting only that Class. All such Shares, when issued in accordance with the terms of this
Section 5.4, shall be fully paid and nonassessable. Without limiting the authority of the Trustees set forth herein to establish and designate any further Series, the Trustees hereby establish and designate one Series of Shares, IDEX II, to be known as the "Initial Series".

     Section 5.4.2. Price. No Shares shall be issued or sold by the Trustees for less than an amount which would result in the proceeds to the applicable Series, before taxes and other expenses payable by the Trust in connection with such transaction, of at least the net asset value per share of the applicable Series or Class next determined as set forth in Article VII hereof after receipt of a purchase order for such Shares. For this purpose, the time of receipt of an order shall be the time it is first received in proper form at such office or agency as may be designated for the purpose.

     Section 5.4.3. On Merger or Consolidation. In connection with the acquisition of assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities), businesses or stock of another Person, the Trustees may issue or cause to be issued Shares of a Series and accept in payment therefor, in lieu of cash, such assets or businesses at their market value (as determined by the Trustees) or such stock at the market value (as determined by the Trustees) of the assets held by such other Person, either with or without adjustment for contingent costs or liabilities provided that the funds of the applicable Series are permitted by law to be invested in such assets, businesses or stock.

     Section 5.4.4. Fractional Shares. The Trustees may issue and sell fractions of Shares, to two decimal places, having pro rata all the rights of full Shares, including, without limitation, the right to vote and to receive dividends and distributions.

     Section 5.5. Series or Class.

     Section 5.5.1. Establishment of Series or Class. The establishment of any Series or Class in addition to those set forth in Section 5.4 shall be effective upon adoption of a resolution by a majority of the then Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series or Class thereof. At any time that there are no Shares outstanding of any particular Series or Class previously established and designated, the Trustees may by majority vote abolish that Series or Class and the establishment and designation thereof.

     Section 5.5.2. Assets and Liabilities of Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be referred to as "assets belonging to" that Series. In addition, any assets, income, earnings, profits, and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as they, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and shall be referred to as assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in Trust for the benefit of the holders of Shares of the Series. The assets belonging to each particular Series shall be charged with the liabilities of the Series and all expenses, costs, charges and reserves attributable to that Series, except that expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities, expenses, costs, charges or reserves of the Trust or Series which are not readily indentifiable as belonging to any particular Series or Class shall be allocated and charged by the Trustees between or among any one or more of the Series or Classes in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Any creditor of any Series may look only to the assets of that Series to satisfy such creditor's debt.

     Section 5.6. Register of Shares. A register shall be kept at the principal office of the Trust or an office of the Transfer Agent which shall contain the name and addresses of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein or in the By-Laws provided, until he has given his address to the Transfer Agent or such other officer or agent of the Trust as shall keep the said register for entry thereon.

     Section 5.7. Share Certificates.

     Section 5.7.1. General. Each shareholder shall be entitled to a certificate stating the number of Shares he or she owns, in such form as shall be prescribed from time to time by the Trustees. Such certificates shall be signed by the Chairman of the Board, President or Vice President and by the Treasurer or Assistant Treasurer. Such signatures may be facsimile if the certificate is signed by a transfer agent, or by a registrar, other than a Trustee, officer or employee of the Trust. In case any officer who has signed or whose facsimile signature has been placed on such certificate shall cease to be such officer before such certificate is issued, it may be issued by the Trust with the same effect as if he or she were such officer at the time of its issue.

     In lieu of issuing certificates for shares, the Trustees or the transfer agent may either issue receipts therefor or may keep accounts upon the books of the Trust for the record holders of such shares, who shall in either case be deemed, for all purposes hereunder, to be the holders of certificates for such shares as if they had accepted such certificates and shall be held to have expressly assented and agreed to the terms hereof.

     Section 5.7.2. Loss of Certificates. In case of the alleged loss or destruction or the mutilation of a share certificate, a duplicate certificate may be issued in place thereof, upon such terms as the Trustees shall prescribe.

     Section 5.7.3. Issuance of New Certificates to Pledgee. A pledgee of shares transferred as collateral security shall be entitled to a new certificate if the instrument of transfer substantially describes the debt or duty that is intended to be secured thereby. Such new certificate shall express on its face that it is held as collateral security, and the name of the pledge or shall be stated thereon, who alone shall be liable as a shareholder and entitled to vote thereon.

     Section 5.7.4. Discontinuance of Issuance of Certificates. The Trustees may at any time discontinue the issuance of share certificates and may, by written notice to each shareholder, require the surrender of share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership of shares in the Trust.

     Section 5.8. Transfer of Shares. Shares shall be transferable on the records of the Trust upon delivery to the Trust or the Transfer Agent or Agents of appropriate evidence of assignment, transfer, succession or authority to transfer accompanied by any certificate or certificates representing such shares previously issued the transferor. Upon such delivery the transfers shall be recorded on the register of the Trust. Until such record is made, the Trustees, the Transfer Agent, and the officers, employees and agents of the Trust shall not be entitled or required to treat the assignee or transferee of any share as the absolute owner thereof for any purpose, and accordingly shall not be bound to recognize any legal, equitable or other claim or interest in such Share on the part of any Person, other than the holder of record, whether or not any of them shall have express or other notice of such claim or interest.

     Section 5.9. Voting Powers. The Shareholders shall have power to vote only:
(a) for the election of Trustees as provided in Section 2.5 and 2.7 hereof; (b) with respect to any investment advisory or management contract entered into pursuant to Section 3.2 hereof; (c) with respect to any termination of the Trust, as provided in Section 9.1 hereof; (d) with respect to any amendment of this Declaration to the extent as provided in Section 9.2 hereof; (e) with respect to any merger, consolidation or sale of assets of the Trust as provided in Section 9.3 hereof; (f) with respect to incorporation of the Trust to the extent and as provided in Section 9.4 hereof; (g) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, provided, however, that a Shareholder of a particular Series or Class shall not be entitled to bring any derivative or class action on behalf of any other Series or Class, of the Trust; and (h) with respect to such additional matters relating to the Trust as may be required by this Declaration or the By-Laws or by reason of the registration of the Trust or the Shares with the Commission or any State or by an applicable law or any regulation or order of the Commission or any State or as the Trustees may consider necessary or desirable. On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series or one or more Classes, then only the Shareholders of such Series or Class shall be entitled to vote thereon. Each whole Share shall be entitled to one vote as to any matter on which Shareholders are entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. A Majority of the Shares voted shall decide any question, except when a different vote is specified by applicable law, any provision of the By-Laws or this Declaration. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by Proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders (including the right to authorize an amendment to this Declaration under Section 9.2 hereof) and may take any action required by law, the ByLaws or this Declaration to be taken by Shareholders. The By-Laws may include further provisions for Shareholders' votes and related matters.

     Section 5.10. Meetings of Shareholders. Meetings of the Shareholders of any Series or Class thereof may be called at any time by the Chairman of the Board, the President or any Vice President of the Trust, or by a majority of the Trustees for the purpose of taking action upon any matter requiring the vote or authority of such Shareholders as herein provided or upon any other matters deemed to be necessary or desirable. A meeting of Shareholders of any Series or Class thereof may also be called at any time upon the written request of a holder or the holders of not less than 25% of all of the Shares entitled to be voted at such meeting, provided that the Shareholder or Shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholder or Shareholders.

     Section 5.11. Action Without a Meeting. Any action which may be taken by Shareholders may be taken without a meeting if such proportion of Shareholders as is required to vote for approval of the matter by law, the Declaration or the By-Laws consents to the action in writing and the written consents are filed with the records of Shareholders' meetings. Such consents shall be treated for all purposes as a vote taken at a Shareholders' meeting.


                                   ARTICLE VI

                       REDEMPTION AND REPURCHASE OF SHARES

     Section 6.1. Redemption of Shares. The Trustees shall redeem Shares of a particular Series or Class thereof, subject to the conditions and at the price determined as herein set forth, upon proper application of the record holder thereof at such office or agency as may be designated from time to time for that purpose by the Trustees. The Trustees shall have power to determine from time to time the form and the other accompanying documents which shall be necessary to constitute a proper application for redemption.

     Section 6.2. Price. Such Shares shall be redeemed for an amount not exceeding the net asset value of Shares of the applicable Series or Class thereof next determined as set forth in Article VII hereof after receipt of a proper application for redemption.

     Section 6.3. Payment. Payment for such Shares redeemed shall be made to the Shareholders of record within 7 days after the date upon which proper application is received, subject to the Trustees or their designated agent being satisfied that the purchase price of such Shares has been collected and to the provisions of Section 6.4 hereof. Such payment shall be made in cash or other assets of the applicable Series or both, as the Trustees shall prescribe. For the purposes of such payment for Shares redeemed, the value of assets delivered shall be determined as set forth in Article VII hereof as of the same time as of which the per share net asset value of such Shares is determined.

     Section 6.4.  Effect of Suspension of Right of Redemption.  If, pursuant to
Section 6.6 hereof, the Trustees shall declare a suspension of the right of redemption of Shares of a particular Series or Class thereof, the rights of Shareholders (including those who shall have applied for redemption pursuant to Section 6.2 hereof but who shall not yet have received payment) to have such Shares redeemed and paid for by the applicable Series shall be suspended until the time specified in Section 6.6. Any record holder who shall have his redemption right so suspended may, during the period of such suspension, by appropriate written notice of revocation at the office or agency where application was made, revoke any application for redemption not honored. The redemption price of Shares for which redemption applications have not been revoked shall not exceed the net asset value of such Shares next determined as set forth in Article VII hereof after the termination of such suspension, and payment shall be made within 7 days after the date upon which the application was made plus the period after such application during which the determination of net asset value was suspended.

     Section 6.5. Repurchase by Agreement. A Series may repurchase Shares directly, or through the Distributor or another agent designated for the purpose, by agreement with the owner thereof at a price not exceeding the net asset value per Share of such Series or the applicable Class thereof next determined as set forth in Article VII hereof after the time when the contract of purchase is made.

     Section 6.6. Suspension of Right of Redemption. The Trustees may with respect to the Series or Class thereof declare a suspension of the right of redemption or postpone the date of payment or redemption for the whole or any part of any period (a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted, (c) during which an emergency exists as a result of which disposal by the Trustees of securities owned by them is not reasonably practicable or it is not reasonably practicable for the Trustees fairly to determine the value of the net assets of such Series or Class thereof, or (d) during which the Commission may for the protection of security holders of such Series or Class thereof by order permit suspension of the right of redemption or postponement of the date of payment or redemption. Such suspension shall take effect at such time as the Trustees shall specify, which shall not be later than the close of business on the business day next following the declaration, and thereafter there shall be no determination of net asset value until the Trustees shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which (i) the condition giving rise to the suspension shall have ceased to exist and (ii) no other condition exists under which suspension is authorized under this Section
6.6. Each declaration by the Trustees pursuant to this Section 6.6 shall be consistent with such applicable rules and regulations, if any, relating to the subject matter thereof as shall have been promulgated by the Commission or any other governmental body having jurisdiction over the Trust and as shall be in effect at the time. To the extent not inconsistent with such rules and regulations, the determination of the Trustees shall be conclusive.

     Section 6.7. Involuntary Redemption of Shares; Disclosure of Holding. (a) If the Trustees shall, at any time and in good faith, be of the opinion that direct or indirect ownership of Shares or other securities of a particular Series or Class thereof has or may become concentrated in any person to an extent which would disqualify a Series as a regulated investment company under the United States Internal Revenue Code, then the Trustees shall have the power by lot or other means deemed equitable by them

          (i) to call for redemption a number, or principal amount, of Shares sufficient in the opinion of the Trustees to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification and

          (ii) to refuse to transfer or issue Shares to any Person whose acquisition of the Shares in question would in the opinion of the Trustees result in such disqualification.

      Any redemption pursuant to this Section 6.7(a) shall be effected at a redemption price determined in accordance with Section 6.2 hereof.

     (b) The holders of Shares shall upon request disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the United States Internal Revenue Code, or to comply with the requirements of any other taxing authority.


                                   ARTICLE VII

                 DETERMINATION OF NET ASSET VALUE; DISTRIBUTIONS

     Section 7.1. By Whom Determined. The Trustees shall have the power and duty to determine from time to time the net asset value per share of the Shares of each Series or of each Class of a Series. They may appoint one or more Persons to assist them in the determination of the value of securities in the portfolio of each Series and to make the actual calculations pursuant to their directions. Any determination made pursuant to this Article VII shall be binding on all parties concerned.

     Section 7.2. When Determined. The net asset value shall be determined at such times as the Trustees shall prescribe in accordance with the applicable provisions of the 1940 Act and regulations and orders from time to time in effect thereunder. The Trustees may suspend the daily determination of net asset value to the extent permitted by the 1940 Act or the regulations and order from time to time in effect thereunder.

     Section 7.3. Computation of Per Share Net Asset Value.

     Section 7.3.1. Net Asset Value Per Share. The net asset value of each Share of a Series or of each Class of a Series as of any particular time shall be the quotient obtained by dividing the value of the net assets of that Series (determined in accordance with Section 7.3.2) by the total number of outstanding Shares of that Series or Class thereof. The determination of net asset value shall be made on a Series by Series or Class by Class basis, as appropriate, and shall include any expense allocated to a specific Series or Class thereof.

     Section 7.3.2. Value of the Net Assets of the Trust. The value of the net assets of a Series or Class thereof as of any particular time shall be the value of the assets of that Series or Class thereof less the liabilities of that Series or Class thereof, determined and computed as follows:

     (1) Assets. The assets of a Series or Class shall be deemed to include with respect to that Series or Class: (A) all cash on hand or on deposit, including any interest accrued thereon, (B) all bills and demand notes and accounts receivable, (C) all securities owned or contracted for by the Trustees, (D) all stock and cash dividends and cash distributions payable to but not yet received by the Trustees (when the valuation of the underlying security is being determined ex-dividend), (E) all interest accrued on any interest-bearing securities owned by the Trustees (except accrued interest included in the valuation of the underlying security) and
     (F) all other property of every kind and nature, including prepaid expenses.

     (2) Valuation of Assets. The value of such assets is to be determined as follows:

          (i) Cash and Prepaid Expenses. The value of any cash on hand and of any prepaid expenses shall be deemed to be their full amount.

          (ii) Other Current Assets. The value of any accounts receivable and cash dividends and interest declared or accrued as aforesaid and not yet received shall be deemed to be the full amount thereof, unless the Trustees shall determine that any such item is not worth its full amount. In such case the value of the item shall be deemed to be its reasonable value, as determined by the Trustees.

          (iii) Securities and Other Property. A security for which market quotations are readily available which is not subject to restrictions against sale and has a remaining maturity of more than 60 days from the date of valuation shall be valued on the basis of such quotations. Any security which has a remaining maturity of 60 days or less may be valued on the basis of market quotations or may be valued at cost plus earned discount; if such security was acquired with a remaining maturity of more than 60 days, the cost thereof for purposes of such valuation shall be deemed to be the value on the sixty-first day prior to maturity. Any security for which market quotations are not readily available and any other property the valuation of which is not provided for above, shall be valued at its fair market value as determined in such manner as the Trustees shall from time to time prescribe by resolution. For the purposes of this Article VII, market quotations shall not be deemed to be readily available if in the judgment of the Trustees such quotations, if any, do not afford a fair and adequate basis for valuing holdings of securities of a size normally held by the Trust, whether due to the infrequency or size of the transactions represented by such quotations or otherwise.

     (3) Liabilities. The liabilities of a Series or Class thereof shall not be deemed to include any Shares and surplus, but they shall be deemed to include with respect to that Series or Class: (A) all bills and accounts payable, (B) all administrative expenses accrued and unpaid, (C) all contractual obligations for the payment of money or property, including the amount of any declared but unpaid dividends upon Shares and the amount of all income accrued but not paid to Shareholders, (D) all reserves authorized or approved by the Trustees for taxes or contingencies and (E) all other liabilities of whatsoever kind and nature except any liabilities represented by Shares and surplus.

     Section 7.4. Interim Determinations. Any determination of net asset value other than as of the close of trading on the New York Stock Exchange may be made either by appraisal or by calculation or estimate. Any such calculation or estimate shall be based on changes in the market value of representative or selected securities or on changes in recognized market averages since the last closing appraisal and made in a manner which in the opinion of the Trustees will fairly reflect the changes in the net asset value.

     Section 7.5. Outstanding Shares. For the purposes of this Article VII, outstanding Shares of a Series or Class shall mean those Shares shown from time to time on the books of the Trust or the Transfer Agent with respect to that Series or Class as then issued and outstanding, adjusted as follows:

     (a) Shares sold shall be deemed to be outstanding Shares from the time when the sale is reported to the Trustees or their agents for determining net asset value, but not before (i) an unconditional purchase order therefor has been received by the Trustees (directly or through one of their agents) or by the Principal Underwriter of the Shares and the sale price in currency has been determined and (ii) receipt by the Trustees (directly or through one of their agents) of federal funds in the amount of the sale price; and such sale price (net of commission, if any, and any stamp or other tax payable by the Trust in connection with the issue and sale of the Share sold) shall be thereupon deemed to be an asset of the Trust.

     (b) Shares distributed pursuant to Section 7.6 shall be deemed to be outstanding as of the time that Shareholders who shall receive the distribution are determined.

     (c) Shares for which a proper application for redemption has been made or which are subject to repurchase by the Trustees shall be deemed to be outstanding Shares up to and including the time as of which the redemption or repurchase price is determined. After such time, they shall be deemed to be no longer outstanding Shares and the redemption or purchase price until paid shall be deemed to be a liability of the applicable Series or Class thereof.

     Section 7.6. Distributions to Shareholders. Without limiting the powers of the Trustees under Subsection (g) of Section 2.1 of Article II hereof, the Trustees may at any time and from time to time, as they may determine, allocate or distribute to Shareholders of a particular Series such income and capital gains, accrued or realized, as the Trustees may determine, after providing for actual, accrued or estimated expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with generally accepted accounting practices. The Trustees shall have full discretion to determine which items shall be treated as income and which items as capital and their determination shall be binding upon the Shareholders. Such distributions shall be made in cash or property belonging to the applicable Series or in Shares of the applicable Series or Class thereof or any combination thereof as determined by the Trustees. Any such distribution paid in Shares shall be paid at the net asset value thereof as determined pursuant to this Article VII. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate. Inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Trust, the above provisions shall be interpreted to give the Trustees the power in their discretion to allocate or distribute for any fiscal years as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.

     Section 7.7. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VII, the Trustees may prescribe, in their absolute discretion, such other bases and times for the determination of the per share net asset value of Shares as may be permitted by, or as they may deem necessary or desirable to enable the Trust to comply with, any provision of the 1940 Act, any rule or regulation thereunder (including any rule or regulation adopted pursuant to Section 22 of the 1940 Act by

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the Commission or any securities  association or exchange  registered  under the
Securities Exchange Act of 1934, as amended) or any order of exemption issued by the Commission, all as in effect now or as hereafter amended or modified.


                                  ARTICLE VIII

                                    CUSTODIAN

     Section 8.1. Appointment and Duties. Subject to the 1940 Act and such rules, regulations and orders as the Commission may adopt, the Trustees shall employ a bank or trust company having a capital, surplus and undivided profits of at least $2,000,000 as custodian with authority as the agent of the Trust, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the By-Laws of the Trust: (a) to hold the securities owned by the Trust and deliver the same upon written order;

     (b) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or elsewhere as the Trustees may direct; and

     (c) to disburse such funds upon orders or vouchers.

The Trustees may also authorize such custodian as the agent of the Trust (x) to keep the books and accounts of the Trust and of each Series and Class and furnish clerical and accounting services and (y) to compute the net income and the value of the net assets of each Series and Class.

     The acts and services of the custodian shall be performed upon such basis of compensation as may be agreed upon by the Trustees and the custodian. If so directed by a Majority Shareholder Vote, the custodian shall deliver and pay over all property of the Trust held by it as specified in such vote.

     The Trustees also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank or trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least $2,000,000.

     Section 8.2. Action Upon Termination of Custodian Agreement. Upon termination of a custodian agreement or inability of any custodian to continue agreement or inability of any custodian to continue to serve, the Trustees shall promptly appoint a successor custodian, but in the event that no successor custodian can be found who has the required qualifications and is willing to serve, the Trustees shall call as promptly as possible a special Shareholders' meeting to determine whether the Trust shall function without a custodian or shall be liquidated. If so directed by vote of the holders of a majority of the Shares outstanding and entitled to vote, the custodian shall deliver and pay over all Trust Property held by it as specified in such vote.

     Section 8.3. Central Certificate System, Etc. Subject to such rules, regulations and order as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, or such other person as may be permitted by the Commission, or otherwise in accordance with 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust.

     Section 8.4. Acceptance of Receipts in Lieu of Certificates. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to accept written receipts or

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



other written evidences indicating purchases of securities held in book-entry for in the Federal Reserve System in accordance with regulations promulgated by the Board of Governors of the Federal Reserve System and the local Federal Reserve Banks in lieu of receipt of certificates representing such securities.


                                   ARTICLE IX

                         DURATION; TERMINATION OF TRUST;
                        AMENDMENT; MERGERS; OFFICES, ETC.

     Section 9.1. Duration and Termination. (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust or any Series thereof may be terminated by the affirmative vote of a least 66 2/3% of the Shares outstanding of each Series affected by the matter or, when authorized by a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholders Vote of the Trust, by an instrument in writing signed by a majority of the Trustees. Upon the termination of the Trust,

          (i) The Trust or any affected Series shall carry on no business except for the purpose of winding up its affairs.

          (ii) The Trustees shall proceed to wind up the affairs of the Trust or any affected Series and all of the powers of the Trustees under this Declaration shall continue until the affairs of the Trust or any affected Series shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or any affected Series, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or property of the affected Series to one or more persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and do all other acts appropriate to liquidate its business, provided that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property or property belonging to the affected Series that requires Shareholder approval under Section 9.3 hereof shall receive the approval so required.

          (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or property belonging to the affected Series, in cash or in kind or partly each, among the Shareholders according to their respective rights.

     (b) After termination of the Trust or any Series and distribution to the Shareholders as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Series affected, and the rights and interests of all Shareholders of the Series affected shall thereupon cease.

     Section 9.2. Amendment Procedure. (a) This Declaration may be amended from time to time by an instrument in writing signed by a majority of the Trustees when authorized by a Majority Shareholder Vote, provided that any amendment having the purpose of changing the name of the Trust or of a Series or Class thereof, establishing any Series or Class or of supplying any omission, curing any ambiguity or curing, correction or supplementing any defective or inconsistent provision shall not require authorization by the Shareholders. Nothing contained in this Declaration shall permit the amendment of this Declaration to impair the exemption from personal liability of the Shareholders, Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders.

     (b) a certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted as aforesaid, or a copy of this Declaration as amended, executed by a

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



     majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

     (c) Notwithstanding any other provision hereof, until such time as a Registration Statement under the Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall become effective, this Declaration may be terminated or amended in any respect by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

     Section 9.3. Merger, Consolidation and Sale of Assets. The Trust or any Series may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property or property belonging to the applicable Series, including its good will, upon such terms and conditions and for such consideration when and as authorized at any Shareholders' meeting called for the purpose by a Majority Shareholder Vote.

     Section 9.4. Incorporation. With the approval of a Majority Shareholder Vote, the Trustees may cause to be organized or assist in organizing under the laws of any jurisdiction a corporation or corporations or any other trust, partnership, association or other organization to take over all of the Trust Property or property belonging to a particular Series or to carry on any business in which the Trust or applicable Series shall directly or indirectly have any interest, and may sell, convey and transfer the Trust Property or property belonging to a particular Series to any such corporation, trust, partnership, association or other organization in exchange for the shares or securities thereof or otherwise, and may lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or other organization, or any corporation, partnership, trust, association or other organization in which the Trust or applicable Series holds or is about to acquire shares or any other interest. The Trustees may also cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust, partnership, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trust, partnerships, associations or other organizations and selling, conveying or transferring less than all or substantially all of the Trust Property or property belonging to a particular Series to such organization or entities.

     Section 9.5. Principal Office. The principal office of the Trust shall be located at 201 Highland Avenue, Largo, Florida or such other address as the Trustees shall designate.

     Section 9.6. Registered Office. The Trust's registered office shall be CT Corporation Systems, 2 Oliver Street, Boston, Massachusetts, or such other place as the Trustees shall designate.

     Section 9.7. Other Offices. The Trust may establish and maintain such other
offices  and  places  of  business   within  or  without  the   Commonwealth  of
Massachusetts as the Trustees may from time to time determine.


                                    ARTICLE X

                             REPORTS TO SHAREHOLDERS

     The Trustees shall at least semi-annually submit to the Shareholders of a particular Series a written financial report of the transactions of the Trust with respect to that Series, including financial statements which shall at least annually be accompanied by a report thereon of independent public accountants.



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



                                   ARTICLE XI

                                  MISCELLANEOUS

     Section 11.1. Filing. This Declaration and any amendment hereto shall be filed with the Secretary of the Commonwealth of Massachusetts and in other places as may be required under the laws of the Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate. Unless any such amendment sets forth some later time for the effectiveness of such amendment, such amendment shall be effective upon its filing with the Secretary of the Commonwealth of Massachusetts. A restated Declaration, integrating in a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of the Commonwealth of Massachusetts, be conclusive evidence of all amendment contained therein and may hereafter be referred to in lieu of the original Declaration and the various amendments thereto.

     Section 11.2. Governing Law. This Declaration is executed by the Trustees and delivered in the Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

     Section 11.3. Counterparts. This Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     Section 11.4. Reliance by Third Parties. Any certificate executed by an individual who, according to the record of the Trust, appears to be a Trustee hereunder, certifying to: (a) the number or identity of Trustees or Shareholders, (b) the due authorization of the execution of any instrument or writing, (c) the form of any vote passed at a meeting of Trustees or Shareholders, (d) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of this Declaration, (e) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees or (f) the existence of any fact or facts which in any manner relate to the affairs of the Trust, shall be conclusive evidence as to the matter so certified in favor of any Person dealing with the Trustees and their successors.

     Section 11.5. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advise of counsel, that any of such provisions is in conflict with requirements of the 1940 Act, would be inconsistent with any of the conditions necessary for qualification of the Trust as a regulated investment company under the United States Internal Revenue Code or is inconsistent with other applicable laws and regulations, such provision shall be deemed never to have constituted a part of this Declaration, provided that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

     Section 11.6. Section Headings; Interpretation. Section headings in this Declaration are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof. References in this Declaration to "this Declaration" shall be deemed to refer to this Declaration as from time to time amended, and all expressions such as "hereof", "herein" and "hereunder" shall be deemed to refer to this Declaration and not exclusively to the article or section in which such words appear.

     IN WITNESS WHEREOF, the undersigned have executed this instrument this 30th day of August, 1991.


------------------------------             ------------------------------
Peter R. Brown                             James L. Churchill


------------------------------             ------------------------------
G. John Hurley                             John R. Kenney


------------------------------             ------------------------------
Robert F. McGrath                          William W. Short, Jr.


------------------------------             ------------------------------
Truman H. Sims                             Jack E. Zimmerman





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